Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 28, 2022

June 23, 2022

As described in detail in the Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2022, and the Fund will commence a new outcome period that will begin on July 1, 2022 and end on June 30, 2023. The Fund’s Cap will not be determined until the start of the new outcome period on July 1, 2022. As of June 22, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 9 Buffer ETFTM – July	TBJL	17.61% – 25.20% (16.82% – 24.41% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference